SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


                 Date of Report
                 (Date of earliest
                 event reported):   November 22, 2002


                         Alliant Energy Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


   Wisconsin                    1-9894                   39-1380265
----------------           ----------------          -------------------
(State or other            (Commission File             (IRS Employer
jurisdiction of                Number)               Identification No.)
incorporation)


              4902 North Biltmore Lane, Madison, Wisconsin 53718
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                               (608) 458-3311
                        -------------------------------
                        (Registrant's telephone number)

Item 5.    Other Events.
------     ------------

           On November 22, 2002, Alliant Energy Corporation (the "Company") issued a press release (i) announcing that its Board of Directors approved five strategic actions designed to maintain strong credit ratings, strengthen the Company's balance sheet and position the Company for improved long-term financial performance and (ii) providing updated 2003 earnings guidance based on these actions. The Company is filing a copy of such press release as
Exhibit 99.1 hereto, which is incorporated by reference herein.


Item 7.    Financial Statements and Exhibits.
------     ---------------------------------

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits.  The following exhibit is being filed herewith:
                 --------

                 (99.1)  Alliant  Energy   Corporation   Press  Release  dated
                         November 22, 2002.



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

                                  SIGNATURES
                                  ----------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALLIANT ENERGY CORPORATION



Date:  November 22, 2002           By: /s/ John E. Kratchmer
                                      ----------------------------------
                                           John E. Kratchmer
                                           Vice President-Controller and
                                           Chief Accounting Officer

                          ALLIANT ENERGY CORPORATION

                  Exhibit Index to Current Report on Form 8-K
                            Dated November 22, 2002


Exhibit
Number
------

(99.1)     Alliant Energy Corporation Press Release dated November 22, 2002.



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